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Exhibit 10.106

THE MISSION GROUP

AMENDED AND RESTATED TAX ALLOCATION AGREEMENT

        This amendment is entered into as of September 10, 1996 for the purpose of amending and restating the Tax Allocation Agreement dated November 1, 1987 and restated May 1, 1995 (as so amended and restated, being referred to herein as this "Agreement"), by and between The Mission Group, a California corporation ("Mission Group"), and its wholly-owned subsidiaries, Edison Capital, Edison EV, Edison Mission Energy, Edison Source, Edison Spectrum and Mission Land Company (the "First Tier Subsidiaries").

RECITALS

A.
Edison International, a California corporation, which is the corporate parent of Mission Group, has entered into an Amended and Restated Agreement for the Allocation of Income Tax Liabilities and Benefits (the "Master Agreement") dated as of September 10, 1996, with Southern California Edison Company ("SCE") and Mission Group providing, among other things, for an equitable allocation among Edison International ("Parent"), SCE and Mission Group of tax benefits and tax liabilities reflected in or resulting from the filing of consolidated or combined income or franchise tax returns.

B.
Pursuant to the Master Agreement, Mission Group makes payments to and receives payments from Parent from time to time reflecting tax liabilities and benefits realized by the corporate group arising from net operating income and losses, net capital gains and losses, and credits against tax, attributable to Mission Group and the First Tier Subsidiaries and their respective subsidiaries (collectively, the "Subsidiaries").

C.
The parties desire to provide for the continued payment by Mission Group to each of the First Tier Subsidiaries or from each of the First Tier Subsidiaries to Mission Group, as the case may be, of the respective Separate Tax Benefit or Separate Tax Liability of each of the Subsidiaries, calculated in accordance with the Master Agreement. Terms used and not defined herein have the meanings given them in the Master Agreement.

AGREEMENT

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree that this Agreement is amended in its entirety to read as provided in the heading and recitals hereto, as provided in this paragraph, and as follows:

        1.    Tax Liability and Benefit Payments.    For each taxable period to which the Master Agreement is applicable, Mission Group shall utilize the calculation made by Parent under the Master Agreement of the amount of the Separate Tax Liability or Separate Tax Benefit (as such terms are defined in the Master Agreement) of each of the Subsidiaries. On each date that any payment under the Master Agreement is to be made or received by Mission Group (or would have been made or received if an amount had been owed or receivable), (a) Edison Capital shall pay to Mission Group an amount equal to the aggregate of the Separate Tax Liabilities of Edison Capital and of each Subsidiary which is owned directly or indirectly by Edison Capital for such taxable period (without deducting, with respect to any such member, the amount of any Separate Tax Benefit of any other member) and (b) Mission Group shall pay to Edison Capital an amount equal to the aggregate of the Separate Tax Benefits of Edison Capital and of each Subsidiary which is owned directly or indirectly by Edison Capital (without deducting, with respect to any such member, the amount of any Separate Tax Liability of any other member).

On each date that any payment under the Master Agreement is to be made or received by Mission Group (or would have been made or received if an amount had been owed or receivable), each of the First Tier Subsidiaries (other than Edison Capital) shall pay to Mission Group the amount by which (a) the aggregate of the Separate Tax Liability of such First Tier Subsidiary, if it has a Separate Tax Liability, and the Separate Tax Liabilities of each of the Subsidiaries which is owned directly or indirectly by such First Tier Subsidiary ("Lower Tier Subsidiaries") and which has a Separate Tax Liability, exceeds (b) the aggregate of the Separate Tax Benefit of such First Tier Subsidiary, if it has a Separate Tax Benefit, and the Separate Tax Benefits of each of its Lower Tier Subsidiaries which has a Separate Tax Benefit. If, for any such taxable period, (a) the aggregate of the Separate Tax Benefit of a First Tier Subsidiary (other than Edison Capital), if it has a Separate Tax Benefit, and the Separate Tax Benefits of each of its Lower Tier Subsidiaries which has a Separate Tax Benefit exceeds (b) the aggregate of the Separate Tax Liability of such First Tier Subsidiary, if has a Separate Tax Liability, and the Separate Tax Liabilities of each of its Lower Tier Subsidiaries which has a Separate Tax Liability, Mission Group shall pay to such First Tier Subsidiary an amount equal to such excess.

All payments either by Mission Group or by any First Tier Subsidiary shall be made without setoff, counterclaim or deduction of any kind whatsoever, and whether or not payment is due or has been received from Parent under the Master Agreement. Mission Group shall give notice to each of the First Tier Subsidiaries immediately after receipt of each invoice described in Section 4 of the Master Agreement, which notice shall state the date and amount of each payment to be made by Mission Group or the First Tier Subsidiary, as the case may be. Each of the First Tier Subsidiaries shall provide (or cause to be provided) to Parent on a monthly basis, or upon demand as necessary, all relevant information necessary to calculate federal and state tax liabilities and payments for itself and its Subsidiaries.

        2.    Reconciliation of Tax Liability.    Upon receipt of each invoice provided for in Section 5 of the Master Agreement, relating to reconciliation of quarterly estimated tax payments against the Consolidated Returns, Mission Group shall forthwith determine and notify each of the First Tier Subsidiaries of the effect, if any, of such reconciliation on the payments made to or received from such First Tier Subsidiary. Each First Tier Subsidiary shall pay to Mission Group any additional tax liability due, or receive payment from Mission Group for any overpayment, on the same date that Mission Group makes or receives any payments under Section 5 of the Master Agreement.

        3.    Adjustments to Tax Liability.    If any adjustments are made to the income, gains, losses, deductions or credits pertaining to the Subsidiaries, as reported in a Consolidated Return filed by Parent, by reason of the filing of an amended return or claim for refund, or arising out of an audit of such Consolidated Return by the Internal Revenue Service or applicable state agency, then the Separate Tax Liability or the Separate Tax Benefit of the Subsidiaries shall be redetermined to give effect to any such adjustment as if it had been made as part of the filed Consolidated Return. If any interest or penalty is to be paid or interest received as a result of a tax deficiency or refund, such interest or penalty shall be allocated in accordance with the item(s) giving rise to such interest or penalty. Mission Group agrees to exercise its contest rights under the Master Agreement on behalf of any First Tier Subsidiary and the reasonable costs so incurred by Mission Group shall be allocated upon such basis as is mutually agreed to by Mission Group and such First Tier Subsidiary in advance of such contest. If, as a result of such redetermination, any amounts due to Mission Group or any of the First Tier Subsidiaries under this Agreement, as the case may be, shall exceed the amounts previously paid to such party, then payment of such excess shall be made by the appropriate party, as the case may be, on the earliest date on which (i) Parent shall pay, or be deemed to have paid, any additional taxes resulting from any such adjustment; (ii) Parent shall receive, or be deemed to have received, a refund of taxes resulting from any such adjustment; or (iii) such adjustment shall become final; any payment between Mission Group and any of the First Tier Subsidiaries pursuant to (i) or (ii) above, however, shall not become final until the adjustment with respect to which the redetermination was made becomes final. For purposes of this Section 3, an adjustment shall become final at the time of the expiration of the applicable statute of limitations with respect to the taxable period to which such adjustment relates, or, if such adjustment was made pursuant to a decision of a court, at the time such decision shall become final.

        4.    Carryovers and Carrybacks.    If, for any taxable period ending on or after December 31, 1986, any of the Subsidiaries have Net Losses which, under the applicable tax codes may be carried over or carried back to any taxable period in which Parent filed, or reasonably anticipates that it will file, a Consolidated Return which includes such Subsidiary, and such Net Losses give rise to a reduction in the tax liability of the Consolidated Group that would not have arisen if such Subsidiary were excluded from the Consolidated Group for any such taxable period, Mission Group shall pay to the applicable First Tier Subsidiary an amount equal to the actual reduction in the tax liability of the Consolidated Group for the taxable period to which such Net Losses may be carried, which is attributable to such carryover or carryback. Payment of such amount shall be made by Mission Group (i) in the case of a carryover, on or before the later of (a) the 15th day of the third month after the end of the taxable period with respect to which the tax liability of the Consolidated Group was reduced and (b) the date on which such reduction in tax liability is finally determined, which shall be not later than 90 days after the Consolidated Return for such taxable period is filed; and (ii) in the case of a carryback, when the Consolidated Group shall receive, or be deemed to receive, the refund attributable to such carryback.

        5.    Priority of Tax Benefits.    Notwithstanding anything to the contrary in this Agreement or the Master Agreement, payment by Mission Group to the First Tier Subsidiaries for Separate Tax Benefits shall be made (i) first to Edison Capital for any Separate Tax Benefits of Edison Capital and its Lower Tier Subsidiaries and (ii) then to each of the other First Tier Subsidiaries in the ratio that the Separate Tax Benefits of each of the other First Tier Subsidiaries and its Lower Tier Subsidiaries bears to the total of the aggregate Separate Tax Benefits of all Subsidiaries.

        6.    Termination.    Except with respect to Edison Capital, this Agreement may be terminated or modified by Mission Group with respect to any tax year and all subsequent tax years by written notice given to the First Tier Subsidiaries prior to the first day of the first tax year with respect to which such termination is to be effective. With respect to Edison Capital, this Agreement shall not be terminated or modified to the detriment of Edison Capital and its Lower Tier Subsidiaries as long as the Edison Funding Company Revolving Credit Agreement dated as of June 13, 1995 (or a successor agreement) is in effect or there are notes outstanding under the Edison Funding Company Medium-Term Notes, Series A. Any termination shall not relieve any party of any obligation arising under this Agreement with respect to any tax year commencing prior to the giving of such notice.

        7.    Successors and Beneficiaries.    This Agreement may not be assigned, pledged, transferred or hypothecated by any of the Subsidiaries without the express written consent of Mission Group. This Agreement may be assigned to or assumed by any successor in interest of Mission Group or any person to whom all the common stock of the Subsidiaries is transferred. The parties acknowledge that Parent became the parent holding company of SCE and Mission Group effective July 1, 1988, at which time Parent entered into the Master Agreement and assumed SCE's obligations to Mission Group under a prior agreement for the allocation of income tax liabilities and benefits, as provided in Section 8.6 of the Master Agreement. References in this Agreement to "Parent" shall be deemed to refer to SCE with respect to periods prior to July 1, 1988.

        8.    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        9.    Additional First Tier Subsidiaries.    Any other wholly-owned first tier Mission Group subsidiary may be added to this Agreement as a First Tier Subsidiary at any time by addendum executed by Mission Group and the subsidiary. The addendum must provide such subsidiary will be bound by the terms of the Agreement. Mission Group shall provide a copy of the addendum to all other First Tier Subsidiaries.

        IN WITNESS WHEREOF, the parties have executed this Agreement by their respective officers thereunto duly authorized as of the date first above written.

THE MISSION GROUP		EDISON CAPITAL
By:	/s/ THOMAS R. MCDANIEL Thomas R. McDaniel	By:	/s/ THOMAS R. MCDANIEL Thomas R. McDaniel
EDISON EV		EDISON MISSION ENERGY
By:	/s/ DIANE O. WITTENBERG Diane O. Wittenberg	By:	/s/ EDWARD R. MULLER Edward R. Muller
EDISON SOURCE		EDISON SPECTRUM
By:	/s/ C. ALEX MILLER C. Alex Miller	By:	/s/ C. ALEX MILLER C. Alex Miller
MISSION LAND COMPANY
By:	/s/ THOMAS R. MCDANIEL Thomas R. McDaniel

ADDENDUM A TO

THE MISSION GROUP

AMENDED AND RESTATED TAX ALLOCATION AGREEMENT

        This Addendum A to The Mission Group Amended and Restated Tax Allocation Agreement dated September 10, 1996 (the "Mission Group Agreement"), is effective April 30, 1998.

RECITALS

        WHEREAS, Edison International, a California corporation, which is the corporate parent of The Mission Group ("Mission Group"), has entered into an Amended and Restated Agreement for the Allocation of Income Tax Liabilities and Benefits (the "Master Agreement") dated as of September 10, 1996, with Southern California Edison Company ("SCE") and Mission Group providing, among other things, for an equitable allocation among Edison International ("Parent"), SCE and Mission Group of tax benefits and tax liabilities reflected in or resulting from the filing of consolidated or combined income or franchise tax returns;

        WHEREAS, pursuant to the Master Agreement, Mission Group makes payments to and receives payments from Parent from time to time reflecting tax liabilities and benefits realized by the corporate group arising from net operating income and losses, net capital gains and losses, and credits against tax, attributable to Mission Group, its first tier subsidiaries (the "First Tier Subsidiaries") and their respective subsidiaries (collectively, the "Subsidiaries");

        WHEREAS, the Mission Group Agreement provides for the continued payment by Mission Group to each of the First Tier Subsidiaries or from each of the First Tier Subsidiaries to Mission Group, as the case may be, of the respective Separate Tax Benefit or Separate Tax Liability of each of the Subsidiaries, calculated in accordance with the Master Agreement;

        WHEREAS, the Mission Group Agreement provides that any other wholly-owned first tier subsidiary of Mission Group may be added to the Mission Group Agreement as a First Tier Subsidiary at any time by addendum executed by Mission Group and the first tier subsidiary;

        WHEREAS, Edison Enterprises has been incorporated as a first tier subsidiary of Mission Group and as the parent of Edison EV, Edison Source and Edison Select (successor to Edison Spectrum) so they are no longer first tier subsidiaries of Mission Group;

        WHEREAS, it is deemed appropriate for Edison Enterprises to be substituted in place of its subsidiaries under the Mission Group Agreement;

        NOW, THEREFORE, the parties executing this Addendum A agree to the substitution of Edison Enterprises under the Mission Group Agreement in place of Edison EV, Edison Source and Edison Select, and Edison Enterprises hereby agrees to be bound by the terms and conditions of the Mission Group Agreement.

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        IN WITNESS WHEREOF, the parties have executed this Addendum A by their respective officers thereunto duly authorized as of the effective date written above.

THE MISSION GROUP		EDISON ENTERPRISES
By:	/s/ ALAN J. FOHRER Alan J. Fohrer	By:	/s/ STEVEN E. PAZIAN Steven E. Pazian
EDISON EV		EDISON SOURCE
By:	/s/ STEVEN E. PAZIAN Steven E. Pazian	By:	/s/ STEVEN E. PAZIAN Steven E. Pazian
EDISON SELECT (SUCCESSOR TO EDISON SPECTRUM)
By:	/s/ STEVEN E. PAZIAN Steven E. Pazian

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ADDENDUM B TO

THE MISSION GROUP

AMENDED AND RESTATED TAX ALLOCATION AGREEMENT

        This Addendum B to The Mission Group Amended and Restated Tax Allocation Agreement, dated as of September 10, 1996 (the "Mission Group Agreement"), is effective July 2, 2001.

RECITALS

        WHEREAS, Edison International, a California corporation, which is the corporate parent of The Mission Group ("Mission Group"), has entered into an Amended and Restated Agreement for the Allocation of Income Tax Liabilities and Benefits (the "Master Agreement"), dated as of September 10, 1996, with Southern California Edison Company ("SCE") and Mission Group providing, among other things, for an equitable allocation among Edison International ("Parent"), SCE and Mission Group of tax benefits and tax liabilities reflected in or resulting from the filing of consolidated or combined income or franchise tax returns (capitalized terms not otherwise defined herein have the meanings given them in the Master Agreement);

        WHEREAS, pursuant to the Master Agreement, Mission Group makes payments to and receives payments from Parent from time to time reflecting tax liabilities and benefits realized by the corporate group arising from net operating income and losses, net capital gains and losses, and credits against tax, attributable to Mission Group, its first tier subsidiaries (the "First Tier Subsidiaries") and their respective subsidiaries (collectively, the "Subsidiaries");

        WHEREAS, the Mission Group Agreement provides for the continued payment by Mission Group to each of the First Tier Subsidiaries or from each of the First Tier Subsidiaries to Mission Group, as the case may be, of the respective Separate Tax Benefit or Separate Tax Liability of each of the Subsidiaries, calculated in accordance with the Master Agreement;

        WHEREAS, the Mission Group Agreement provides that any other wholly-owned first tier subsidiary of Mission Group may be added to the Mission Group Agreement as a First Tier Subsidiary at any time by addendum executed by Mission Group and the first tier subsidiary;

        WHEREAS, Mission Energy Holding Company has been incorporated and Mission Group has contributed all of the capital stock of Edison Mission Energy to Mission Energy Holding Company in exchange for all the capital stock of Mission Energy Holding Company, so that Mission Energy Holding Company has become a first tier subsidiary of Mission Group and Edison Mission Energy is no longer a first tier subsidiary of Mission Group; and

        WHEREAS, it is deemed appropriate for Mission Energy Holding Company to be substituted in place of Edison Mission Energy in the Mission Group Agreement;

AGREEMENT

        NOW, THEREFORE, the parties executing this Addendum B hereby agree that (a) Mission Energy Holding Company shall be substituted under the Mission Group Agreement in place of Edison Mission Energy as a First Tier Subsidiary, (b) Mission Energy Holding Company shall be bound by the terms and conditions of the Mission Group Agreement as a First Tier Subsidiary, and (c) Edison Mission Energy shall be a Subsidiary for purposes of the Mission Group Agreement.

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        IN WITNESS WHEREOF, the parties have executed this Addendum B by their respective officers thereunto duly authorized as of the effective date written above.

THE MISSION GROUP		EDISON MISSION ENERGY
By:	/s/ THEODORE F. CRAVER, JR. Theodore F. Craver, Jr.	By:	/s/ JOHN E. BRYSON John E. Bryson
MISSION ENERGY HOLDING COMPANY
By:	/s/ THEODORE F. CRAVER, JR. Theodore F. Craver, Jr.

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ADDENDUM C TO

THE MISSION GROUP

AMENDED AND RESTATED TAX ALLOCATION AGREEMENT

        This Addendum C to The Mission Group Amended and Restated Tax Allocation Agreement, dated as of September 10, 1996 (the "Mission Group Agreement"), is effective July 2, 2001.

RECITALS

        WHEREAS, Edison International, a California corporation, which is the corporate parent of The Mission Group ("Mission Group"), has entered into an Amended and Restated Agreement for the Allocation of Income Tax Liabilities and Benefits (the "Master Agreement"), dated as of September 10, 1996, with Southern California Edison Company ("SCE") and Mission Group providing, among other things, for an equitable allocation among Edison International ("Parent"), SCE and Mission Group of tax benefits and tax liabilities reflected in or resulting from the filing of consolidated or combined income or franchise tax returns (capitalized terms not otherwise defined herein have the meanings given them in the Master Agreement);

        WHEREAS, pursuant to the Master Agreement, Mission Group makes payments to and receives payments from Parent from time to time reflecting tax liabilities and benefits realized by the corporate group arising from net operating income and losses, net capital gains and losses, and credits against tax, attributable to Mission Group, its first tier subsidiaries (the "First Tier Subsidiaries") and their respective subsidiaries (collectively, the "Subsidiaries");

        WHEREAS, the Mission Group Agreement provides for the continued payment by Mission Group to each of the First Tier Subsidiaries or from each of the First Tier Subsidiaries to Mission Group, as the case may be, of the respective Separate Tax Benefit or Separate Tax Liability of each of the Subsidiaries, calculated in accordance with the Master Agreement;

        WHEREAS, the Mission Group Agreement provides that any other wholly-owned first tier subsidiary of Mission Group may be added to the Mission Group Agreement as a First Tier Subsidiary at any time by addendum executed by Mission Group and the first tier subsidiary; and

        WHEREAS, Edison O&M Services has been incorporated as a wholly-owned first tier subsidiary of Mission Group and it is deemed appropriate that Edison O&M Services be added to the Mission Group Agreement;

AGREEMENT

        NOW, THEREFORE, the parties executing this Addendum C hereby agree that (a) Edison O&M Services is added to the Mission Group Agreement as a First Tier Subsidiary, and (b) Edison O&M Services shall be bound by the terms and conditions of the Mission Group Agreement as a First Tier Subsidiary.

        IN WITNESS WHEREOF, the parties have executed this Addendum C by their respective officers thereunto duly authorized as of the effective date written above.

THE MISSION GROUP		EDISON O&M SERVICES
By:	/s/ THEODORE F. CRAVER, JR. Theodore F. Craver, Jr.	By:	/s/ WESLEY C. MOODY Wesley C. Moody

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  Exhibit 10.106
THE MISSION GROUP AMENDED AND RESTATED TAX ALLOCATION AGREEMENT
ADDENDUM A TO THE MISSION GROUP AMENDED AND RESTATED TAX ALLOCATION AGREEMENT
ADDENDUM B TO THE MISSION GROUP AMENDED AND RESTATED TAX ALLOCATION AGREEMENT
ADDENDUM C TO THE MISSION GROUP AMENDED AND RESTATED TAX ALLOCATION AGREEMENT